UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 4, 2020

NOWEA ENERGY, INC.
(Formerly Northwest Oil & Gas Trading Company, Inc.)

   (Exact Name of Registrant as Specified in Charter)

Nevada

   (State or Other Jurisdiction of Incorporation)

333-229036	82-3552932
(Commission File Number)	(IRS Employer Identification No.)

4650 Wedekind Road Suite #2 Sparks, NV	89431
(Address of Principal Executive Offices)	(Zip Code)

  (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 26, 2020, holders of a majority of the voting common stock of NORTHWEST OIL & GAS TRADING COMPANY, INC., (the “Company”) by written consent approved the following actions:

1.
Change  the name of the Company to NOWEA ENERGY, INC.;
2.
Increase the authorized common stock of the Company from 75,000,000 shares to 100,000,000 shares; and
3.
Authorize the issuance of up to 50,000,000 shares of preferred stock.

On February 4, 2020, the Company filed a Certificate of Amendment with the Secretary of State of Nevada (i) changing the name of the Company to NOWEA ENERGY, INC., (ii) increasing the authorized common shares to 100,000,000 shares, and (iii) authorizing the issuance of up to 50,000,000 shares of preferred stock.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOWEA ENERGY, INC.

Date: February 7, 2020	By:	/s/ Joacham Haas
Joacham Haas
Chief Executive Officer

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